PENN CAPITAL FUNDS TRUST N-CSRS

EX99.906 CERT

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of the PENN Capital Funds Trust, does hereby certify, to such officer’s knowledge, that the report on Form N-CSR of the PENN Capital Funds Trust for the period ended December 31, 2015 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable, and that the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the PENN Capital Funds Trust for the stated period.

/s/ Richard A. Hocker		/s/ Gerald McBride
Richard A. Hocker		Gerald McBride
President, PENN Capital Funds Trust		Treasurer, PENN Capital Funds Trust

Dated:	2/24/2016

This statement accompanies this report on Form N-CSR pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed as filed by PENN Capital Funds Trust for purposes of Section 18 of the Securities Exchange Act of 1934.